EXHIBIT 21

SUBSIDIARIES OF MOODY’S CORPORATION

The following is a list of active, majority-owned subsidiaries of Moody’s Corporation as of December 31, 2017.

U.S. Entities

Bureau van Dijk Electronic Publishing Inc.	New York
CSI Global Education, US, Inc.	Delaware
DVBS, Inc.	Delaware
Foundation for Fiduciary Studies, Inc.	Delaware
GGYAXIS, Inc.	Delaware
Lewtan Technologies, Inc.	Massachusetts
MIS Asset Holdings, Inc.	Delaware
MIS Quality Management Corp.	Delaware
Moody’s Advisors Inc.	Delaware
Moody’s Analytics, Inc.	Delaware
Moody’s Analytics Knowledge Services Analysis (US) Inc.	Delaware
Moody’s Analytics Knowledge Services Solutions (US) Inc.	Delaware
Moody’s Analytics Knowledge Services (US) Inc.	Delaware
Moody’s Analytics Solutions, LLC	Delaware
Moody’s Assurance Company, Inc.	New York
Moody’s Assureco, Inc.	Delaware
Moody’s Capital Markets Research, Inc.	Delaware
Moody’s Credit Assessment Holdings, LLC	Delaware
Moody’s Credit Assessment, Inc.	Delaware
Moody’s Group Holdings, Inc.	Delaware
Moody’s Holdings LLC	Delaware
Moody’s International LLC	Delaware
Moody’s Investors Service, Inc.	Delaware
Moody’s Overseas Holdings, Inc.	Delaware
Moody’s Risk Assessments Holdings LLC	Delaware
Moody’s Risk Assessments, Inc.	Delaware
Moody’s Shared Services, Inc.	Delaware
The Moody’s Foundation	New York

Non-US Entities

Administración de Calificadoras, S.A. de C.V.	Mexico
Bureau van Dijk Editions Electroniques SA	Belgium
Bureau van Dijk Editions Electroniques SA	Switzerland
Bureau van Dijk Editions Electroniques SAS	France
Bureau van Dijk Edizioni Elettroniche SPA	Italy
Bureau van Dijk Electronic Publishing AB	Sweden
Bureau van Dijk Electronic Publishing Aps	Denmark
Bureau van Dijk Electronic Publishing (Beijing) Co. Limited	China
Bureau van Dijk Electronic Publishing BV	Netherlands
Bureau van Dijk Electronic Publishing GmbH	Austria
Bureau van Dijk Electronic Publishing GmbH	Germany
Bureau van Dijk Electronic Publishing Hong Kong Limited	Hong Kong
Bureau van Dijk Electronic Publishing KK	Japan
Bureau van Dijk Electronic Publishing LLC	Korea
Bureau van Dijk Electronic Publishing PTY Limited	Australia
Bureau van Dijk Electronic Publishing Ltd	United Kingdom

156	MOODY’S 2017 10-K

Bureau van Dijk Electronic Publishing Pte Ltd	Singapore
Bureau van Dijk Electronic Publishing SA de CV	Mexico
Bureau van Dijk Electroniq Publishing SA (Pty) Ltd.	South Africa
Bureau van Dijk Electronic Publishing Unipessoal Lda	Portugal
Bureau van Dijk E.P. DMCC	UAE
Bureau van Dijk Publicacao Electronica LTDA	Brazil
Bureau van Dijk Publicaciones Electronicas SA	Spain
Copal Business Consulting (Beijing) Co. Limited	China
Equilibrium Clasificadora de Riesgo S.A.	Peru
Equilibrium Calificadora de Riesgo S.A.	Republic of Panama
Fermat Finance SPRL	Belgium
Fermat GmbH	Germany
Fermat International SA	Belgium
Gilliland Gold Young Consulting	Canada
ICRA Lanka Limited	Sri Lanka
ICRA Limited	India
ICRA Management Consulting Services Limited	India
ICRA Nepal Limited	Nepal
ICRA Online Limited	India
KIS Pricing, Inc.	Korea
Korea Investors Service, Inc.	Korea
MA Knowledge Services Research (India) Private Limited	India
MA KS Solutions (India) Private Limited	India
Midroog Ltd	Israel
MIS Support Center Private Limited	India
Moody’s America Latina Ltda.	Brazil
Moody’s Analytics Australia Pty. Ltd.	Australia
Moody’s Analytics Canada Inc.	Canada
Moody’s Analytics Czech Republic s.r.o.	Czech Republic
Moody’s Analytics Deutschland GmbH	Germany
Moody’s Analytics (DIFC) Limited	UAE (Dubai International Financial Center)
Moody’s Analytics do Brasil Solucoes para Gerenciamento de Risco de Credito Ltda.	Brazil
Moody’s Analytics Global Education (Canada) Inc.	Canada
Moody’s Analytics Holdings (UK) Limited	United Kingdom
Moody’s Analytics Hong Kong Ltd.	Hong Kong
Moody’s Analytics International Licensing GmbH	Switzerland
Moody’s Analytics Ireland Limited	Ireland
Moody’s Analytics Japan KK	Japan
Moody’s Analytics Knowledge Services (BVI) Limited	British Virgin Islands
Moody’s Analytics Knowledge Services Costa Rica Sociedad Anonima	Costa Rica
Moody’s Analytics Knowledge Services Holdings (Mauritius) Limited	Mauritius
Moody’s Analytics Knowledge Services (Hong Kong) Limited	Hong Kong
Moody’s Analytics Knowledge Services (India) Pvt. Ltd.	India
Moody’s Analytics Knowledge Services (Jersey) Limited	Jersey
Moody’s Analytics Knowledge Services Lanka (Private) Limited	Sri Lanka
Moody’s Analytics Knowledge Services (Mauritius) Limited	Mauritius
Moody’s Analytics Knowledge Services Research (Mauritius) Limited	Mauritius
Moody’s Analytics Knowledge Services (Singapore) Pte. Ltd.	Singapore
Moody’s Analytics Knowledge Services (UK) Limited	United Kingdom
Moody’s Analytics Korea Co. Ltd.	Korea
Moody’s Analytics (Malaysia) Sdn. Bhd.	Malaysia
Moody’s Analytics SAS	France
Moody’s Analytics Singapore Pte. Ltd.	Singapore
Moody’s Analytics Technical Services (Hong Kong) Ltd.	Hong Kong

MOODY’S 2017 10-K	157

Moody’s Analytics Technical Services (UK) Limited	United Kingdom
Moody’s Analytics (Thailand) Co. Ltd.	Thailand
Moody’s Analytics UK Limited	United Kingdom
Moody’s Asia-Pacific Group (Singapore) Pte. Ltd.	Singapore
Moody’s Asia Pacific Limited	Hong Kong
Moody’s Canada Inc.	Canada
Moody’s Canada LP	Canada
Moody’s China (B.V.I.) Limited	British Virgin Islands
Moody’s Company Holdings (BVI) I Limited	British Virgin Islands
Moody’s Company Hong Kong Limited	Hong Kong
Moody’s de Mexico S.A. de C.V. Institución Calificadora de Valores	Mexico
Moody’s Deutschland GmbH	Germany
Moody’s Eastern Europe LLC	Russia
Moody’s EMEA Financing (Cyprus) Limited	Cyprus
Moody’s EMEA Holdings Limited	United Kingdom
Moody’s Equilibrium I (BVI) Holding Corporation	British Virgin Islands
Moody’s Equilibrium II (BVI) Holding Corporation	British Virgin Islands
Moody’s Finance (BVI) Ltd.	British Virgin Islands
Moody’s France SAS	France
Moody’s Financing (BVI) Limited	British Virgin Islands
Moody’s Financing (Cyprus) Limited	Cyprus
Moody’s Group Australia Pty Ltd	Australia
Moody’s Group (BVI) Ltd.	British Virgin Islands
Moody’s Group Cyprus Ltd	Cyprus
Moody’s Group Deutschland GmbH	Germany
Moody’s Group Finance Limited	United Kingdom
Moody’s Group France SAS	France
Moody’s Group Holdings (BVI) Limited	British Virgin Islands
Moody’s Group Japan G.K.	Japan
Moody’s Group NL B.V.	Netherlands
Moody’s Group UK Limited	United Kingdom
Moody’s Group (Holdings) Unlimited	United Kingdom
Moody’s Holdings (BVI) Limited	British Virgin Islands
Moody’s Holdings Limited	United Kingdom
Moody’s Holdings NL B.V.	Netherlands
Moody’s Indonesia (B.V.I.) Limited	British Virgin Islands
Moody’s Information Consulting (Shenzhen) Co. Ltd.	China
Moody’s Interfax Rating Agency Ltd	Russia
Moody’s International Holdings (Cyprus) Limited	Cyprus
Moody’s International Holdings (UK) Limited	United Kingdom
Moody’s International (UK) Limited	United Kingdom
Moody’s Investment Company India Private Limited	India
Moody’s Investors Service (Beijing), Ltd.	China
Moody’s Investors Service (BVI) Limited	British Virgin Islands
Moody’s Investors Service Cyprus Limited	Cyprus
Moody’s Investors Service EMEA Limited	United Kingdom
Moody’s Investors Service Espana SA	Spain
Moody’s Investors Service Hong Kong Limited	Hong Kong
Moody’s Investors Service India Private Limited	India
Moody’s Investors Service (Korea) Inc.	Korea
Moody’s Investors Service Limited	United Kingdom
Moody’s Investors Service Middle East Limited	UAE (Dubai International Financial Center)
Moody’s Investors Service (Nordics) AB	Sweden
Moody’s Investors Service Pty Limited	Australia

158	MOODY’S 2017 10-K

Moody’s Investors Service Singapore Pte. Ltd.	Singapore
Moody’s Investors Service South Africa (Pty) Limited	South Africa
Moody’s Italia S.r.l.	Italy
Moody’s Israel Holdings Inc.	British Virgin Islands
Moody’s (Japan) K.K.	Japan
Moody’s Latin America Agente de Calificacion de Riesgo SA	Argentina
Moody’s Latin America Holding Corp	British Virgin Islands
Moody’s Mauritius Holdings Limited	Mauritius
Moody’s Risk Assessments Limited	UK
Moody’s SF Japan K.K.	Japan
Moody’s Shared Services India Private Limited	India
Moody’s Shared Services UK Limited	United Kingdom
Moody’s Singapore Pte Ltd	Singapore
Moody’s South Africa (BVI) Limited	British Virgin Islands
Moody’s (UK) Limited	United Kingdom
Pragati Development Consulting Services Limited	India
PT ICRA Indonesia	Indonesia
PT Moody’s Indonesia	Indonesia
Yellow Maple I BV	Netherlands
Yellow Maple II B.V.	Netherlands
Yellow Maple Holding B.V.	Netherlands
Yellow Maple Syrup I B.V.	Netherlands
Yellow Maple Syrup II B.V.	Netherlands
Zephus Limited	United Kingdom

MOODY’S 2017 10-K	159